                                                                   EXHIBIT 10.22

               Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

       FIFTH AMENDMENT TO PROGRESS SOFTWARE APPLICATION PARTNER AGREEMENT

FIFTH AMENDMENT to the Progress Software Corporation Application Partner Agreement is effective as of the 18 day of February, 1999 ("Effective Date"), by and between Progress Software Corporation, a Massachusetts corporation with its principal place of business at 14 Oak Park, Bedford, Massachusetts 01730 ("PSC") and Security Dynamics Inc., a Massachusetts corporation with its principal place of business at 36 Crosby Drive, Bedford, Massachusetts 01730 ("AP").

         WHEREAS, PSC and AP entered into a Progress Software Application Partner Agreement effective as of December 5, 1994 (the "Agreement"); and

         WHEREAS, PSC and AP previously amended the Agreement by entering into the Progress Software Application Partner Agreement Addendum effective as of December 5, 1994 (the "Addendum") and a subsequent amendment to the Agreement dated as of October 19, 1995 (the "Amendment");

         WHEREAS, PSC and AP entered into a Second Amendment to the Agreement dates as of November 29, 1995 (the "Second Amendment") which completely superseded the terms and conditions of the earlier Addendum and Amendment and specified new special pricing and distribution terms and conditions in an Attachment A relating to certain PSC products distributed by AP or AP's distributors in conjunction with AP's PROGRESS(R)-based applications; and

         WHEREAS, PSC and AP entered into a Third Amendment to the Agreement dated as of November 15, 1996 (the "Third Amendment") specifying certain additional modifications to the terms and conditions of the Agreement and replacing the Attachment A incorporated by reference into the Second Amendment with a new Attachment A including modified special pricing and distribution terms and conditions relating to certain PSC products distributed by AP or AP's distributors in conjunction with AP's PROGRESS(R)-based applications; and

         WHEREAS, PSC and AP entered into a Fourth Amendment to the Agreement dated as of April 1, 1998 (the "Fourth Amendment") identifying the PSC products that AP has the right to distribute to accomplish the AP customer configuration for AP's PROGRESS(R)-based application.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. AP has developed PKI Products (Public Key Infrastructure) currently known as Keon that, like the current ACE/Server application, may incorporate the Progress Data-base. PSC hereby grants, and AP accepts, a license to use, distribute, OEM and sub-license the Progress Data-base in AP's PKI Products listed below. Such list may be updated from time to time upon written agreement of the parties. AP will continue to sell the ACE/Server application, along with the PKI Products. AP will sell the PKI Products in user packs as opposed to user levels as is currently done with the ACE/Server application. No further Progress products will be required at this time for the PKI Products than is required for the ACE/Server application.

2. Sales of the PKI Products that contain the Progress Data-base will be deducted from AP's pre-payment to PSC at the same royalty rate as the ACE/Server application as specified in the Fourth Amendment.

3. The PKI Products presently include the Products known under the following names:

                  Keon
                  Keon Unix Platform Security
                  Keon OEM Certificate Server

         The parties agree that the Keon OEM Certificate Server product is to be distributed by AP and RSA Data Securities ("RSA"), a wholly owned subsidiary of AP, through RSA's OEM channel. Sales of the OEM product will be deducted from AP's pre-payment to PSC at the same royalty rate as the ACE/Server application as specified in the Fourth Amendment.

4. AP will provide an updated price list for AP's Keon product, as well as a price list for RSA's OEM product when available, a current copy of which is attached hereto as Exhibits A and B. The parties do not anticipate any significant variations from the price lists currently provided to the final price list currently under final review. AP agrees to provide to PSC any new or updated price lists that may be later developed by AP or RSA as required under the Agreement.

5. Any customer upgrades from the current ACE/Server application to the new PKI Products will be handled through AP's standard maintenance practices, and will be deducted from AP's pre-payment to PSC at the current rate applicable for such maintenance royalties.

6. AP will continue to provide to PSC monthly reports, and will itemize separately in such reports the ACE/Server application sales, PKI Product sales, RSA and AP OEM sales, and any maintenance sales relating thereto.

7. The term of this Fifth Amendment shall commence as of the Effective Date defined above, and shall continue in force until the expiration date as specified in Section 6 of the Third Amendment.

8. Except as modified or amended by this Fifth Amendment, the terms and conditions of the Agreement (as previously amended by the Fourth, Third and Second Amendments thereto) shall remain in effect until the termination of the Agreement. No other modifications or additions are made to the Agreement. The Agreement, Fifth, Fourth, Third, Second and First Amendments constitutes the entire agreement between the parties with respect to the subject matter hereof. In the event of conflict among the terms and conditions of the Agreement, the Second Amendment, Third Amendment, Fourth Amendment, or this Fifth Amendment, the order of precedence shall be: first, this Fifth Amendment, second the Fourth Amendment, third, the Third Amendment, fourth, the Second Amendment (which completely supersedes the earlier Addendum and Amendment) and fifth and finally, the Agreement.

         IN WITNESS WHEREOF, this Fifth Amendment has been executed under seal for and on behalf of each of the parties hereto by their duly authorized representative as of the date first set forth above.

PROGRESS SOFTWARE CORPORATION             SECURITY DYNAMICS TECHNOLOGIES, INC.


By: /s/ Paul J. Maddalum                  By: /s/ James C. Bandanza
Name:  Paul J. Maddalum                   Name:  James C. Bandanza
Title:  V.P. North American Sales         Title:  Director - Business Management

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   Exhibit "A"
                        Security Dynamics U.S. Price List

Effective January 1999           SECURITY DYNAMICS U.S. PRICE LIST

KEON SOLUTIONS

KEON                                                 MAINTENANCE
Model Number: KEON                                   Maintenance Model Number: KEON MAINT
Platform Selection (Identify Platform)  IBM AIX
                                        Sun Solaris
                                        HP UNIX

Encryption Level (Identify Level)       40 bit
                                        56 bit

                                            US LIST PRICE        SecurCare Plus         SecurCare Extended
25 User Packs                                   [**]                [**]                             [**]
50 User Packs                                   [**]                [**]                             [**]
100 User Packs                                  [**]                [**]                             [**]
250 User Packs                                  [**]                [**]                             [**]
500 User Packs                                  [**]                [**]                             [**]
1000 User Packs                                 [**]                [**]                             [**]
2500 User Packs                                 [**]                [**]                             [**]
5000 User Packs                                 [**]                [**]                             [**]
10000 User Packs                                [**]                [**]                             [**]
25000 User Packs                                [**]                [**]                             [**]
50000 User Packs                                [**]                [**]                             [**]
50000+ User Packs                               [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                            Exhibit "A"
                                  Security Dynamics U.S. Price List

Effective January 1999           SECURITY DYNAMICS U.S. PRICE LIST


KEON UNIX PLATFORM SECURITY                                    MAINTENANCE
Model Number: KEON UPS                                         Maintenance Model Number: KEON UPS MAINT
Platform Selection (Identify Platform)   IBM AIX
                                         Sun Solaris
                                         HP UNIX
                                         DEC UNIX
                                         Sinix
                                         NCR
                                         SGI Irix

Encryption Level (Identify Level)        40 bit
                                         56 bit

                                    US LIST PRICE       SecurCare Plus         SecurCare Extended
1 Server Pack                              [**]               [**]                    [**]
5 Server Pack                              [**]               [**]                    [**]
10 Server Pack                             [**]               [**]                    [**]
25 Server Pack                             [**]               [**]                    [**]
100 Server Pack                            [**]               [**]                    [**]
250 Server Pack                            [**]               [**]                    [**]
500 Server Pack                            [**]               [**]                    [**]
1000 User Packs                            [**]               [**]                    [**]

10 Workstation Pack                        [**]               [**]                    [**]
100 Workstation Pack                       [**]               [**]                    [**]
250 Workstation Pack                       [**]               [**]                    [**]
500 Workstation Pack                       [**]               [**]                    [**]
1000 Workstation Pack                      [**]               [**]                    [**]

++Previously branded BoKS

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                            EXHIBIT "B"

Keon Certificate Server

The proposed end user pricing for Bobcat PKI will be [**] per user at suggested retail price with a declining scale for increasing volume. The proposed pricing for OEMs is a [**] discount off of the end user pricing.

The scale declining scale proposed for volume pricing is as follows:

         Table 4: Volume pricing scale

                      Volume                      Price Per User
                       [**]                          [**]
                       [**]                          [**]
                       [**]                          [**]
                       [**]                          [**]
                       [**]                          [**]
                       [**]                          [**]
                       [**]                          [**]